DEPOSITS (Schedule of Short-term Deposits and Long-term Deposits) (Details) - USD ($) $ in Thousands		Dec. 31, 2020	Dec. 31, 2019
Short-term deposits
Bonds deposit	[1]	$ 2,045
Restricted account	[2]	187
SWAP	[3]	332
Total short term deposit		2,564
Long-term deposits
Bonds deposit	[1]		1,903
Restricted account	[2]		232
SWAP	[3]		458
Other		98	85
Total long term deposit		$ 98	$ 2,678

[1]	Bonds deposit of one payment of principal and interest reserves. See Note 11.
[2]	Restricted amount related to the hedging transaction, see details (3) below.
[3]	Hedging of cross currency interest rate swap transaction for the total amount of approximately NIS 34,200,000 at fixed interest rate of 6.7% in exchange for approximately $ 8,700 at fixed interest rate of 7.95% with semi-annually payments commencing on June 2016 through December 2021, the termination date. As of December 31, 2020, the hedging amount is $ 1,455.